Investor Presentation May 2011 Exhibit 99.1

2.
Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations.  The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.

3.
The Argo Group Story
The Company
Argo Group is an international specialty underwriter of
property/casualty insurance and reinsurance focused in niche markets.
The Objective
To maintain our profitable growth record while maximizing on the opportunities afforded us through our international platform.
The Strategy
Apply our proven business model to deploy capital in attractive niche markets that offer opportunities for maximum return.

4.
Argo Group Today
Major business segment locations
Bermuda Headquarters
Multinational specialty P&C underwriter of insurance and reinsurance
Headquarters: Bermuda
– Operate internationally in all 50 states
– 1,300+ employees across six countries
Total capitalization of $2.0 billion
Operations conducted through four business segments
A.M. Best Rating of A XII (excellent)
Brussels
London
Paris
Zurich

5.
Our Strategy
Deploy capital in the international specialty market for maximum return
Provide our clients with insurance solutions by continuously focusing on new business development and organic growth
Strategically grow our platform and gain access to new markets through acquisitions
Dedicated to attracting top tier talent to leverage our platform
Manage balance sheet risk by maintaining relatively low financial leverage and a prudent investment portfolio
Maximize shareholder value through growth in book value per share

6.
A Recap of Our Successful Strategic Business Plan
1. Target attractive
niche markets
2. Develop leading,
differentiated
positions
3. Expand position
– organically
– geographically
– selective acquisitions
4. Results: growth in
premiums, earnings
and book value

7.
ATTRACTIVE NICHE MARKETS
A Different Type of Approach
Key Criteria In Selecting Niche Markets
Higher margin and return
Market leadership in a reasonable time frame
Disciplined underwriting
Sustained, profitable organic growth

2004 LTM 2011
NEP Split
2000
2001 –
Acquires Colony and Rockwood.
Founds Trident
2007 –
Completes merger with PXRE;
Forms Argo Re
2008 –
Rebranded Argo Group; Acquired
Heritage and its Lloyd’s syndicate
2009 –
Introduces Casualty and
Professional Risks Division
Timeline
8.
Financial Highlights ($mm, except per share data) 2000 2004
(1)
Q1 2011
(2)
Book Value per Share 23.03      30.36      55.59
Total Capital 501.1      716.8      1,522.9
Excess and
Surplus Lines
48.1%
Specialty
Commercial
23.8%
Public Entity
9.7%
Risk
Management
18.3%
We have successfully diversified our portfolio and become a
global specialty insurance underwriter
Notes:
1 Book value per share includes impact of the Series A Mandatory Convertible Preferred Stock on an as if converted basis.
2 Book value per share includes $113 million in catastrophe losses in Q1 2011.
Specialty
Commercial
23.9%
Specialty
Workers'
Compensation
75.9%
Public Entity
0.2%
Excess and
Surplus Lines
40.4%
Commercial
Specialty
28.3%
International
Specialty
9.1%
Syndicate
1200
22.2%

9. Earned Premiums Gross Written Premiums RESULTS: GROWTH An Impressive Growth Record… $622M 2002 2010 $1.5B 11.9% CAGR 2002 2010 15.7% CAGR $1.4B $378M

10. Net Income Net Investment Income RESULTS: GROWTH Improved Bottom Line Results…

$23.40
$27.22
$30.36
$33.52
$39.08
$45.15
$44.18
$52.36
$58.41
$55.59*
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011-Q1

ARGO GROUP
Get there together

Growth of Book Value
BVPS Growth Since 2002
11.1%
CAGR
*2011-Q1 impacted by catastrophe losses in Japan, New Zealand and Australia totaling $113.1M (net of reinstatement premiums).
**Book value per common share - outstanding, includes the impact of the Series A Mandatory Convertible Preferred Stock on an as if converted basis.  Preferred stock had fully converted into common shares as of Dec. 31, 2007.
11.

12.
Excess & Surplus
Lines
Syndicate 1200
•
2010 GWP $390M
• Lloyd’s Wholesale
• Worldwide Property
• Non-U.S. Liability
• 2010 GWP $523M
• Non-Admitted Market
• U.S. Wholesale
Excess & Surplus
Lines
International
Specialty
• 2010 GWP $189M
• Reinsurance
• Excess Casualty
• Non-U.S. Retail
Commercial
Specialty
• 2010 GWP $428M
• Admitted Market
• U.S. Retail
Four Growth Platforms

13.
EXCESS & SURPLUS LINES:
Largest and Most Profitable Segment
Status
Standard market expanding risk appetite
New entrants building market share
Argo maintaining underwriting discipline
Competitive advantages
Colony Specialty & Argo Pro
Excellent infrastructure – broad
geography
Underwriting expertise
Broad product portfolio for small acct
U/Ws (restaurants, day care, contractors)
Controlled distribution
– Wholesale agents
Benefits from a category XII ‘A’
(Excellent) rating by A.M. Best
Pre-Tax Operating Income
($M)
Combined ratio
* Includes $12.7M of losses from 2008 hurricanes.
88.9% 89.3% 93.3%
$102
$113
$98
$65
99.6%
$63
97.8%
2006 2007 2008* 2009 2010
2011 Three Months OI: $11.4M
2010 Three Months OI: $12.7M

14.
COMMERCIAL SPECIALITY:
Specialty Niche Segment
Status
Historical combined ratio in low 90%
range
Performing well given competition
Primarily admitted, retail-driven
Competitive advantages
Expertise in niche markets
– grocery stores
– mining operations
– laundry & dry cleaners
– small/medium-size public entities
Benefits from a category XII ‘A’
(Excellent) rating by A.M. Best
Pre-Tax Operating Income
($M)
Combined ratio
* Includes $2.8M of losses from 2008 hurricanes.
89.4% 88.7% 96.5%
$50
$61
$43
$46
95.6%
$29
99.0%
2006 2007 2008* 2009 2010
2011 Three Months OI: $5.9M
2010 Three Months OI: $7.9M

15.
Status
Underwriting on $1.2
billion of capital
Has achieved desired diversification
Event-driven businesses
Added Casualty and Professional Risks
business in 2009
Competitive advantages
Utilizes established infrastructure
Built diversified book of business
Proven record of leadership
Benefits from a category XII ‘A’
(Excellent) rating by A.M. Best
INTERNATIONAL SPECIALTY:
Argo Re – Well Established
$24
$50
Pre-Tax Operating Income
($M)
2008 2009
* 2010 includes $30.1M of catastrophe losses
(net of reinstatement premium).
** 2011-Q1 includes $68.1M of catastrophe
losses (net of reinstatement premium).
2010*
$32
77.9%
52.3%
Combined ratio
72.8%
2011 Three Months OI: ($52.9M)**
2010 Three Months OI: $7.6M

16.
Status
Acquired Heritage in 2008;
rebranded to Argo International
Carrier named head of U/W Jan 2011
Worldwide property
– Direct and Facultative
– North American and International
Binding Authority
Non-U.S. liability
– Professional indemnity
– General liability
Competitive advantages
Specialist knowledge
Carries the Lloyd’s market ratings of
‘A’ (Excellent) rating by A.M. Best, and
‘A+’ by S&P
SYNDICATE 1200:
Argo International (Lloyd’s)
Gross Written Premiums
($M)
$424
$706
$390
2008
2009 2010
2011 Three Months OI ($46.6M)*
2010 Three Months ($10.7M)
*
2011-Q1 includes $44.4M of catastrophe losses.

Combined Business Mix –
Established platform to write business worldwide and penetrate niche markets
Int’l Specialty (Bermuda)
? Quota share reinsurance
of business partners
? Property reinsurance
Excess casualty and
professional liability insurance
Non-U.S. retail
62%
9%
26%
Based on  2010 gross written premiums
Specialty Insurance Platform
Excess & Surplus Lines
(non-admitted market - wholesale)
Commercial Specialty
(admitted market - retail)
U.S. Operations (New York / San Antonio)
Lloyd’s wholesale
Worldwide property insurance
Non-U.S. liability insurance
Syndicate 1200 (London)
3%
17.

18. Diversified Business Model Reinsurance Insurance 91% 14% Casualty ~70% ~30% Property 9% Based on 2010 gross written premiums

19.
Argo Group 2010 Results
2009 2010 Change
Gross Written Premium
23%
Net Earned Premium 14%
Total Revenue 11%
Net Operating Income Per Share 53%
Net Income Per Share
28%
*
Impacted by $54.9M of losses (net of reinstatement premiums) from catastrophes in 2010.
Net Investment Income 8%
LTM Growth in Book Value Per Share
$  2.0B
$  1.4B
$  1.5B
$ 4.28
$ 3.81
$ 146M
18.5%
$  1.5B
$  1.2B
$  1.4B
$
2.00*
$ 2.76
$ 134M
12.5%

20.
2010
Three
Months
2011
Three
Months
Change
Gross Written Premium $ 405M 14%
Net Earned Premium
$ 324M
19%
Total Revenue
$ 372M
20%
Net Operating Income Per Share $ 0.32 -- %
Argo Group 2011 First Quarter Results
$ 348M
$ 261M
$ 297M
($ 2.82)
LTM Growth in Book Value Per Share 19.2% 3.3%
Net Investment Income $    34M 3% $    33M
*
Net Income Per Share
$    0.67
-- %
($ 3.34)
*
*
Impacted by $113.1M of losses (net of reinstatement premiums) from catastrophes in the 2011 first quarter.

21.
Dec 31, 2010
3,152
18.8%
2,003
1,626
6,482
$4,215
377
$58.41
Dec 31, 2009
3,203
19.1%
1,996
1,615
6,897
$4,334
381
$52.36
Strong Balance Sheet and Capital Base
Reserves
Total Leverage*
Total Capital
Shareholders’ Equity
Total Assets
Investment Portfolio
Indebtedness*
Book Value Per Share
*
Includes $311mm of Junior Subordinated Debentures
Mar 31, 2011
3,347
1,523
6,338
$4,184
$55.59
379
1,902
19.9%
In millions except for book value and leverage data

Conservative Investment Portfolio
Fixed income (92%) Equities (8%)
Total: $3.7bn
Total: $0.3bn
• Internally and externally managed
• Conservative focus on large cap
• Average Rating of AA
• Duration of 2.9 years
26%
17%
17%
30%
11%
Governments
State / Muni
Corporate
Structured
Short Term
Financials
Industrial & Other
6%
94%
Invested Assets
($mm)
22.
$1,181
$1,553
$1,784
$2,173
$2,514
$3,556
$3,995
$4,334
$4,215
$4,184
2002 2003 2004 2005 2006 2007 2008 2009 2010 Q1 2011
As of March 31, 2011

23.
Capital Deployment Strategy
Support balance sheet, mainly loss reserves
Growth of core business
– Deploy capital opportunistically across all four segments
– Reduce reliance on third-party reinsurance
Pursue attractive market opportunities
– Selective acquisitions that complement existing business lines
– Books of business and companies
Repatriate capital depending on capital position and stock price
– New $150M authorized stock repurchase program announced Feb. 2011
– Repurchased $123.8M or approx 3.7M shares of common stock Jan. 1 2010 through March 31, 2011
– Paid cash dividend of 12 cents per share the last six quarters

24.
Key Areas of Focus Today
Improve expense structure
– Implementing shared services model for our back office, non-core functions
– Evaluating outsourcing opportunities
Capital management
– Constantly evaluating capital structure
– Ensure we are adequately and efficiently capitalized
Investment portfolio
– Analyzing risk-return threshold
– Allocating investments accordingly to increase yield
New business development
– Prudently evaluating new specialty products and new geographies that will be accretive to ROE over time

25.
I N  S U M M A R Y
Argo Group:
A Strong and Well-Positioned Specialty Underwriter
Powerful competitive force in specialty lines market
– International platform with U.S., Bermuda and London advantages
– Broadly diversified insurance and reinsurance businesses
– Deep expertise in small- to mid-size niche markets
– Growth though geographic and product diversification
Proven and successful strategic business plan
– Track record of growth and profitability through insurance cycle
– Prudent risk management and controls
– Strong, expanded and proven leadership team
Focus on profitable growth
– Effective capital deployment + high-margin emphasis = ROE-driven focus
– Achieved 11.1% CAGR since 2002 in book value per share

Thank you